SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
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[ ] Definitive additional materials
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[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                               ANGEION CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                              ANGEION CORPORATION
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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          filing fee is calculated and state how it was determined.)
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[ ]  Fee paid previously with preliminary materials.

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                                                     PRELIMINARY PROXY STATEMENT


                               ANGEION CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                December 11, 1996

         The Annual Meeting of the Shareholders of Angeion Corporation, a Minnesota corporation (the "Company"), will be held at the Minneapolis Marriott City Center, 30 South Seventh Street, Minneapolis, MN 55402, beginning at 4:00 p.m. on Wednesday, December 11, 1996, for the following purposes:

         1. To elect eight (8) persons to serve as directors of the Company until the next Annual Meeting of the Shareholders or until their respective successors shall be elected and qualified;

         2. To consider and act upon a proposal to increase the number of authorized shares of common stock of the Company from 35,000,000 to 50,000,000;

         3. To consider and act upon a proposal to amend the Company's 1993 Stock Incentive Plan to increase the number of shares reserved for issuance by 1,500,000 shares;

         4. To consider and act upon a proposal to amend the Company's 1994 Non-Employee Director Plan and to increase the number of shares reserved for issuance by 100,000 shares;

         5. To approve the appointment of KPMG Peat Marwick LLP as independent auditors for the year ending July 31, 1997; and

         6. To transact such other business as may properly come before the meeting.

         The record date for determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof is the close of business on October 14, 1996.

         Whether or not you expect to attend the Annual Meeting in person, please complete, sign, date and promptly return the enclosed proxy in the envelope provided, which requires no postage if mailed in the United States.

                                           By Order of the Board of Directors



                                           David L. Christofferson
                                           Secretary
October 30, 1996
Minneapolis, Minnesota




                               ANGEION CORPORATION
                               3650 ANNAPOLIS LANE
                                    SUITE 170
                        MINNEAPOLIS, MINNESOTA 55447-5434

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS

                                December 11, 1996


                                  INTRODUCTION

         The Annual Meeting of Shareholders of Angeion Corporation (the "Company") will be held on Wednesday, December 11, 1996, at 4:00 p.m., Central Standard Time, at the Minneapolis Marriott City Center, 30 South Seventh Street, Minneapolis, Minnesota 55402, or at any adjournments thereof (the "Annual Meeting"), for the purposes set forth in the Notice of Meeting.

         A Proxy card is enclosed for your use. You are solicited on behalf of the Board of Directors to SIGN AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE. No postage is required if mailed within the United States. The cost of soliciting proxies, including the preparation, assembly and mailing of proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of the Company's Common Stock and Class A Convertible Preferred Stock ("Preferred Stock"), will be borne by the Company. In addition, directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies by telephone, telegraph or personal conversation. The Company may reimburse brokerage firms and others for expenses in forwarding proxy materials to the beneficial owners of Common Stock and Preferred Stock.

         Any shareholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting either by giving written notice of such revocation to the Secretary of the Company, by filing a duly executed proxy bearing a later date with the Secretary of the Company, or by appearing at the Annual Meeting and filing written notice of revocation with the Secretary of the Company prior to use of the proxy. Proxies will be voted as specified by shareholders. Proxies that are signed by shareholders but that lack any such specification will be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the election as directors of the nominees for directors listed in this Proxy Statement.

         THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING.

         The Company expects that this proxy material will be mailed first to shareholders on or about October 30, 1996.


                                VOTING OF SHARES

         Only holders of Common Stock and Preferred Stock of record at the close of business on October 14, 1996 will be entitled to vote at the Annual Meeting. On October 14, 1996, the Company had 28,662,457 outstanding shares of Common Stock and 875,000 outstanding shares of Preferred Stock (collectively, unless otherwise specified, the Common Stock and the Preferred Stock of the Company shall be referred to hereinafter as the "Common Stock"), each such share entitling the holder thereof to one vote on each matter to be voted on at the Annual Meeting. The holders of a majority of the shares entitled to vote and represented in person or by proxy at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. In general, shares of Common Stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank) or reflects a "broker non-vote" on a matter (i.e., a card returned by a broker because voting instructions have not been received and the broker has no discretionary authority to vote). Holders of shares of Common Stock are not entitled to cumulate voting rights.

         The election of a nominee for director and the approval of each of the other proposals described in this Proxy Statement require the approval of a majority of the shares present and entitled to vote in person or by proxy on that matter (and at least a majority of the minimum number of votes necessary for a quorum to transact business at the Annual Meeting). Shares represented by a proxy card voted as abstaining on any of the proposals will be treated as shares present and entitled to vote that were not cast in favor of a particular matter, and thus will be counted as votes against the matter. Shares represented by a proxy card including any broker non-vote on a matter will be treated as shares not entitled to vote on that matter, and thus will not be counted in determining whether that matter has been approved.


                              ELECTION OF DIRECTORS

NOMINATION

         The Company's Bylaws provide that the Board of Directors (the "Board") shall consist of the number of members last elected by a majority vote of the shareholders or by the Board, which number shall be not less than two nor more than nine. The Board has determined that there will be eight directors elected at the Annual Meeting. Directors elected at the Annual Meeting will hold office until the next regular meeting of shareholders or until their successors are duly elected and qualified.

         All of the nominees, except for Dennis L. Sellke, are currently members of the Board. Mr. Evans was elected as a member of the Board to fulfill the obligation of the Company, pursuant to a Stock Purchase Agreement, dated September 13, 1990, between the Company and Hanrow Financial Group, Ltd. ("Hanrow Financial"), to use its diligent efforts to elect to the Board a person designated by Hanrow Financial.

         The election of each director requires the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting, provided that a quorum consisting of a majority of the voting power of the Company's outstanding shares is represented either in person or by proxy at the Annual Meeting. The Board recommends a vote FOR the election of each of the nominees listed in this Proxy Statement.

         The Board intends to vote the proxies solicited on its behalf for the election of each of the nominees as directors. If prior to the Annual Meeting the Board should learn that any of the nominees will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies will be cast for another nominee to be designated by the Board to fill such vacancy, unless the shareholder indicates to the contrary on the proxy. Alternatively, at the Board's discretion, the proxies may be voted for such fewer nominees as results from such death, incapacity or other unexpected occurrence. The Board has no reason to believe that any of the nominees will be unable to serve.

INFORMATION ABOUT NOMINEES

         The following table sets forth certain information as of October 14, 1996, which has been furnished to the Company by the persons who have been nominated by the Board to serve as directors for the ensuing year.


NOMINEES FOR ELECTION           AGE                   PRINCIPAL OCCUPATION                   DIRECTOR SINCE
---------------------           ---                   --------------------                   --------------

Whitney A. McFarlin             56      President, Chief Executive Officer and Chairman           1993
                                        of the Company
Arnold A. Angeloni              54      President Gateway Alliance LLC                            1990
Dennis E. Evans                 57      President and Chief Executive Officer of Hanrow           1990
                                        Financial Group, Ltd.
Lyle D. Joyce, M.D., Ph.D.      49      Cardiothoracic Surgeon and President of                   1988
                                        Minnesota Thoracic Group, P.A.
Joseph C. Kiser, M.D.           63      Retired Cardiothoracic Surgeon at Minnesota               1988
                                        Thoracic Group, P.A.
Donald D. Maurer                59      Chairman of the Board and Chief Scientific                1996
                                        Officer of Empi, Inc.
Dennis L. Sellke                50      Chief Executive Officer and Chairman of Clarus             --
                                        Medical Systems, Inc.
Glen Taylor                     55      Chief Executive Officer and Chairman of Taylor            1992
                                        Corporation

OTHER INFORMATION ABOUT NOMINEES

         WHITNEY A. McFARLIN has been President, Chief Executive Officer and Chairman of the Board of the Company since September 1993. From June 1990 to September 1993, Mr. McFarlin was President, Chief Executive Officer, Chairman of the Board and a founder of Clarus Medical Systems, Inc., a private medical device company that manufactures neuroendoscopy products ("Clarus"). Prior to founding Clarus, Mr. McFarlin was President and Chief Executive Officer of Everest & Jennings International, Ltd., a manufacturer of durable medical equipment, from June 1985 to May 1990. From December 1977 to May 1985, Mr. McFarlin was an officer of Medtronic, Inc., a medical device manufacturer, most recently as Executive Vice President, where he was responsible for the U.S. pacing business. He serves on the Board of Directors of several corporations including Clarus and Zero Corp.

         ARNOLD A. ANGELONI has been President of Gateway Alliance LLC, a financial consulting firm for start-up ventures and business consolidations, since January 1996. From 1961 to 1995, Mr. Angeloni was employed by Deluxe Corporation, a provider of check products and services to the financial payments industry, in various administrative, marketing, and operations positions, most recently as Senior Vice President and President of the Business Systems Division.

         DENNIS E. EVANS has been President and Chief Executive Officer of Hanrow Financial Group Ltd., a merchant banking partnership, since February 1989. He also serves on the Board of Directors of Minnesota Power & Light Co. and Astrocom Corporation.

         LYLE D. JOYCE, M.D., PH.D. has been a cardiothoracic surgeon with the Minneapolis Heart Institute for more than five years, and is currently the President of Minnesota Thoracic Group, P.A..

         JOSEPH C. KISER, M.D. is a cardiothoracic surgeon (retired) and a founder of The Minneapolis Heart Institute and The Minneapolis Heart Institute Foundation. Dr. Kiser is also a founder of the Minnesota Thoracic Group, P.A. He practiced cardiothoracic surgery at Abbott Northwestern Hospital as well as other Minneapolis/St. Paul hospitals for more than 20 years prior to his retirement in January 1995.

         DONALD D. MAURER currently serves as Chairman of the Board and Chief Scientific Officer of Empi, Inc., a manufacturer of noninvasive biomedical devices and a public company. Mr. Maurer founded Empi in 1977, became Chairman of the Board in 1978, and was named President and Chief Executive Officer in 1979. Mr. Maurer is also the Chairman of the Board of Medical Alley, a Minneapolis professional organization representing the interests of the medical industry.

         DENNIS L. SELLKE currently serves as the Chief Executive Officer and Chairman of the Board of Clarus. Mr. Sellke was appointed Chief Executive Officer and Vice Chairman of the Board of Clarus in March 1995. In July 1996, Mr. Sellke became the Chairman of the Board of Clarus. From 1978 to 1995, Mr. Sellke was employed by Medtronic in a variety of positions, most recently as Vice President and General Manager of its heart valve business.

         GLEN TAYLOR has been the Chief Executive Officer and Chairman of the Board of Taylor Corporation since 1975. Taylor Corporation's businesses include printing, banking, direct mail marketing, office supplies and electrical manufacturing. Mr. Taylor also is the owner of the Minnesota Timberwolves, a National Basketball Association franchise. From 1980 to 1990, Mr. Taylor served as a Minnesota State Senator.

INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

         The business and affairs of the Company are managed by the Board, which held six meetings during fiscal 1996. Committees established and maintained by the Board include the Audit Committee, the Governance Committee and the Compensation Committee.

         The function of the Audit Committee is to review the Company's financial statements, oversee the financial reporting and disclosures prepared by management, make recommendations regarding the Company's financial controls, and confer with the Company's outside auditors. The Audit Committee held two meetings during the fiscal year ended July 31, 1996. Messrs. Taylor, Evans and Kiser served as members of the Audit Committee in fiscal 1996. Messrs. Angeloni, Evans, Maurer and Kiser will serve as members of the Audit Committee in fiscal 1997.

         The function of the Governance Committee is to recommend a list of potential director nominees to the Board of Directors, to develop guidelines for corporate structuring and Board related issues and to act as an oversight committee. While the Governance Committee will consider director nominees recommended by the Company's shareholders, it has neither actively solicited nominations nor established any procedures for this purpose. The Governance Committee held one meeting in fiscal 1996. Messrs. Angeloni, Evans, McFarlin and Kiser served as members of the Governance Committee in fiscal 1996. Messrs. Evans, McFarlin, Taylor and Joyce will serve as members of the Governance Committee in fiscal 1997.

         The responsibilities of the Compensation Committee include setting the compensation for those officers who are also directors and setting the terms of and grants of awards under the Company's 1993 Stock Incentive Plan (the "1993 Plan"). The Compensation Committee met one time during the fiscal 1996. Messrs. Taylor and Joyce served as members of the Compensation Committee for all of fiscal 1996. Sally E. Howard, a former director of the Company who did not stand for re-election at the Company's Annual Meeting held in December 1995, served as a member of the Compensation Committee until December 1995. Messrs. Angeloni, Taylor and Kiser will serve as members of the Compensation Committee in fiscal 1997.

         All of the directors of the Company attended 75% or more of the aggregate meetings of the Board and all such committees on which they served.

COMPENSATION OF DIRECTORS

         DIRECTORS' FEES. Directors of the Company receive no cash compensation for their services as members of the Board of Directors, although their out-of-pocket expenses incurred on behalf of the Company are reimbursed.

         STOCK-BASED COMPENSATION. In May 1992, the Board adopted the Non-Employee Director Plan (the "1992 Director Plan"), which was approved by the shareholders in December 1992. Pursuant to the 1992 Director Plan, as currently in effect, non-employee directors of the Company automatically receive an annual grant of such number of shares of Common Stock equal to $16,000, as determined by the fair market value of one share of Common Stock on the date of grant (a "Stock Award"), upon their election or re-election, as the case may be, as a non-employee director of the Company.

         In October 1994, the Board adopted the 1994 Non-Employee Director Option Plan (the "1994 Director Plan"), which was approved by the shareholders in December 1994. As currently in effect, the 1994 Director Plan provides that non-employee directors automatically receive an option to purchase 2,500 shares of Common Stock ("Options") upon their election or re-election, as the case may be, as a non-employee director of the Company.

         In September 1996, the Board amended the 1994 Director Plan, subject to shareholder approval, (i) to provide for the grant of Stock Awards and Options to directors who may be elected or appointed to fill vacancies or newly created directorships following the date of an annual meeting but prior to the beginning of the next fiscal year, (ii) for convenience and ease of administration, to combine the 1992 Director Plan and the 1994 Director Plan, and (iii) to increase the number of shares available for issuance under the combined plan from 100,000 to 200,000 shares to take into account the combination of the two plans as well as future grants under the combined plan. See "Proposal to Amend the 1994 Director Plan -- Amendments" contained in this Proxy Statement.


                      PRINCIPAL SHAREHOLDERS AND BENEFICIAL
                             OWNERSHIP OF MANAGEMENT

         The following table sets forth information regarding the beneficial ownership of the Common Stock of the Company as of October 14, 1996, unless otherwise noted, (a) by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding Common Stock, (b) by each director of the Company, (c) by each executive officer named in the Summary Compensation Table, and (d) by all executive officers and directors of the Company as a group.

                                                              SHARES OF COMMON STOCK
                                                             BENEFICIALLY OWNED (1)(2)
                                                            --------------------------
                                                                            PERCENT OF
                                                             AMOUNT           CLASS
                                                             ------         ----------
Whitney A. McFarlin....................................     528,110 (3)         1.8%
Arnold A. Angeloni.....................................      71,902 (4)          *
Dennis E. Evans........................................     744,935 (5)         2.6
Lyle D. Joyce, M.D., Ph.D..............................     279,985 (6)          *
Joseph C. Kiser, M.D...................................     394,836 (7)         1.4
Donald D. Maurer.......................................           0              --
Dennis L. Sellke.......................................           0              --
Glen Taylor............................................     473,091 (8)         1.6%
T.V. Rao...............................................      25,000 (9)          *
Gary L. Payment........................................      53,530 (10)         *
David L. Christofferson................................     151,297 (11)         *
William J. Rissman.....................................      26,250 (12)         *
All current directors and executive officers as a
  group (14 persons)...................................   2,769,686 (13)        9.2

*Less than 1%.

         (1) Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such person or group.

         (2) Unless otherwise noted, all of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to such shares.

         (3) Includes 520,156 shares which may be acquired within 60 days upon the exercise of stock options.

         (4) Includes 45,000 shares which may be acquired within 60 days upon the exercise of stock options.

         (5) Includes 610,000 shares of Common Stock beneficially owned by Hanrow Financial Group Ltd. ("Hanrow Financial"). Hanrow Financial is the general partner of Hanrow Capital Fund and Hanrow Capital Fund III, which own 30,000 and 580,000 shares of Common Stock, respectively. Also includes 41,666 shares which may be acquired within 60 days upon the exercise of warrants beneficially owned by Hanrow Financial, 41,667 shares which may be acquired within 60 days upon the exercise of warrants owned by Hanrow Business Finance, Inc., an affiliate of Hanrow Financial, and 21,000 shares which may be acquired within 60 days upon the exercise of stock options owned by Mr. Evans. Mr. Evans, a director of the Company, is the president and chief executive officer of Hanrow Financial

         (6) Includes 91,000 shares held by the MTA Retirement Plan and Trust FBO Lyle D. Joyce, 7,500 shares which may be acquired within 60 days upon the exercise of warrants held by the MTA Retirement Plan and Trust FBO Lyle D. Joyce, 13,333 shares which may be acquired within 60 days upon the exercise of warrants and 39,000 shares which may be acquired within 60 days upon the exercise of stock options.

         (7) Includes 43,567 shares held by the MTA Retirement Plan and Trust FBO Joseph C. Kiser and 80,833 shares which may be acquired within 60 days upon the exercise of stock options.

         (8) Includes 200,000 shares which may be acquired within 60 days upon the exercise of warrants and 5,000 shares which may be acquired within 60 days upon the exercise of stock options.

         (9) Includes 25,000 shares which may be acquired within 60 days upon the exercise of stock options.

         (10) Includes 50,000 shares which may be acquired within 60 days upon the exercise of stock options.

         (11) Includes 150,997 shares which may be acquired within 60 days upon the exercise of stock options.

         (12) Includes 26,250 shares which may be acquired within 60 days upon the exercise of stock options.

         (13) Includes 1,286,152 shares which may be acquired within 60 days upon the exercise of warrants and stock options..


                    EXECUTIVE COMPENSATION AND OTHER BENEFITS

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table sets forth the cash and non-cash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company whose salary and bonus exceeded $100,000 in the fiscal year ended July 31, 1996. All of the options listed below, unless otherwise noted, were granted under the 1993 Plan.

                                     SUMMARY COMPENSATION TABLE


                                                                    LONG-TERM COMPENSATION
                                              ANNUAL COMPENSATION   ----------------------
                                              -------------------        SECURITIES             ALL OTHER
NAME AND PRINCIPAL POSITION (1)    YEAR        SALARY      BONUS     UNDERLYING OPTIONS(#)    COMPENSATION
-------------------------------    ----       --------    -------   ----------------------    ------------
Whitney A. McFarlin                1996       $240,300        $0                 0              $1,595 (2)
CHAIRMAN OF THE BOARD, CHIEF       1995        225,870         0                 0                   0
EXECUTIVE OFFICER AND PRESIDENT    1994        167,250    10,000           505,156                   0

T.V. Rao                           1996        122,604         0             6,000              10,000 (3)
VICE PRESIDENT OF SALES AND        1995            ---       ---            50,000 (4)               0
MARKETING                          1994            ---       ---                                     0

Gary L. Payment                    1996        105,785         0            12,000                   0
VICE PRESIDENT OF OPERATIONS       1995         82,710         0           100,000                   0
                                   1994            ---       ---               ---                   0

David L. Christofferson            1996        102,488         0            87,000 (5)               0
VICE PRESIDENT, CHIEF FINANCIAL    1995        101,183         0            25,000                   0
OFFICER AND SECRETARY              1994         85,000         0            42,247                   0

William J. Rissman                 1996        100,837         0            12,000                   0
VICE PRESIDENT OF ENGINEERING      1995         66,600         0            65,000                   0
                                   1994            ---       ---               ---                   0

(1) Mr. Rao commenced employment with the Company on July 31, 1995; Mr. Payment commenced employment with the Company in September 1994; and Mr. Rissman commenced employment with the Company in November 1994.

(2) This amount represents life insurance premiums paid by the Company on Mr. McFarlin's behalf.

(3) This amount represents moving and relocation expenses for Mr. Rao that were paid by the Company.

(4) All of such options were granted outside of the 1993 Plan.

(5) All of such options were granted under the 1993 Plan except for 75,000 options granted outside of the 1993 Plan.

OPTION GRANTS AND EXERCISES

         The following tables summarize option grants and exercises, respectively, during fiscal 1996 to or by the executive officers named in the Summary Compensation Table and the potential realizable value of the options held by such persons at July 31, 1996.


                                     OPTION GRANTS IN LAST FISCAL YEAR
                                            INDIVIDUAL GRANTS
                                                                                          POTENTIAL REALIZABLE VALUE AT ASSUMED
                              NUMBER OF       PERCENT OF                                       ANNUAL RATES OF STOCK PRICE
                              SECURITIES     TOTAL OPTIONS                                             APPRECIATION
                              UNDERLYING      GRANTED TO      EXERCISE OR                          FOR OPTION TERM (1)
                               OPTIONS       EMPLOYEES IN     BASE PRICE    EXPIRATION    --------------------------------------
           NAME             GRANTED(#)(2)     FISCAL YEAR      $/SHARE         DATE           0%           5%           10%
           ----             -------------     -----------     -----------   ----------        --           --           ---

Whitney A. McFarlin                  0            0%              --            --            --           --            --
T.V. Rao                         6,000           0.57           $7.00        12/20/05         --        $26,413       $66,937
Gary L. Payment                 12,000           1.15            7.00        12/20/05         --         52,826       133,874
David L. Christofferson         75,000(3)        7.16            3.50         8/30/05      $314,062     165,083       418,356
                                12,000           1.15            7.00        12/20/05         --         52,826       133,874
William J. Rissman              12,000           1.15            7.00        12/20/05         --         52,826       133,874

------------------
(1) These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent upon the future performance of the Company's Common Stock, overall market conditions and the executive's continued involvement with the Company. The amounts represented in this table will not necessarily be achieved.

(2) Except for the grant of 75,000 non-plan options granted to David L. Christofferson, reflects the grant of options under the 1993 Plan, with 25% of such options vesting on each of the first four anniversaries of the date of grant. The 75,000 non-plan options granted to Mr. Christofferson vest in three installments as follows: 37,500 shares on September 5, 1995; 18,750 shares on May 1, 1996; and 18,750 shares on May 1, 1997. The 1993 Plan provides that in the event of a "change in control" of the Company (as defined in the 1993 Plan), the Compensation Committee may, among other things, accelerate the vesting of all options granted under the 1993 Plan.

(3) These options were granted on August 30, 1995 when the closing price of the Common Stock on such date was $7.6875. See "Compensation Committee Report on Repricing of Options" contained in this Proxy Statement.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES


                              SHARES                                                        VALUE OF UNEXERCISED
                            ACQUIRED ON      VALUE           NUMBER OF UNEXERCISED          IN-THE-MONEY OPTIONS
          NAME             EXERCISE (#)   REALIZED ($)    OPTIONS AT JULY 31, 1996(#)      AT JULY 31, 1996($)(1)
          ----             ------------   ------------   ----------------------------   ----------------------------
                                                         EXERCISABLE    UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
                                                         -----------    -------------   -----------    -------------
Whitney A. McFarlin              0             $0           355,156       150,000        $1,487,216      $628,125
T.V. Rao                         0              0            25,000        31,000            71,875        71,875
Gary L. Payment                  0              0            25,000        87,000            93,750       281,250
David L. Christofferson          0              0           144,747        59,500           385,656       166,041
William J. Rissman               0              0            16,250        60,750            56,796       170,389

------------------
(1)  Based on the July 31, 1996 closing price of the Common Stock of $6.375.

COMPENSATION COMMITTEE REPORT ON REPRICING OF OPTIONS

         In August 1995, the Compensation Committee determined that David L. Christofferson, the Company's Vice President, Chief Financial Officer and Secretary, relative to the other executive officers of the Company, had been undercompensated for his past efforts on behalf of the Company. In the belief that it was in the best interests of the Company and its shareholders to ensure that the intended incentives to Mr. Christofferson were maintained in accordance with the compensation philosophy of the Compensation Committee, the Compensation Committee canceled 75,000 options then held by Mr. Christofferson that he had received under the Company's 1989 Omnibus Stock Option Plan and granted him 75,000 non-qualified options at an exercise price of $3.50 per share.

         The following table sets forth certain additional information regarding this repricing, which is the only repricing of options held by any executive officer that has occurred in the last ten years.


                           TEN-YEAR OPTION REPRICINGS
                           --------------------------
                                                                                                         Length of
                                      Securities                                                         Original
                                      Underlying     Market Price of                                    Option Term
                                       Number of        Stock At       Exercise Price                    Remaining
                                        Options          Time of         At Time of                      At Date of
                                      Repriced or      Repricing or     Repricing or    New Exercise    Repricing or
          Name               Date     Amended (#)     Amendment ($)     Amendment($)      Price ($)       Amendment
          ----               ----     -----------    ---------------   --------------   ------------    ------------

David L. Christofferson    8/30/95       75,000          $7.6875           $8.5625          $3.50         64 months



                             COMPENSATION COMMITTEE

                           Lyle D. Joyce, M.D., Ph.D.
                                   Glen Taylor


EMPLOYMENT AGREEMENT

         The Company has entered into an employment agreement with Whitney A. McFarlin, Chairman of the Board, Chief Executive Officer and President of the Company. The employment agreement, effective as of September 15, 1996, between the Company and Mr. McFarlin (the "Agreement"), prohibits disclosure of confidential information to anyone outside of the Company both during and after employment, prohibits competition with the Company for three years after employment and provides that any inventions or other works of authorship relating to or resulting from Mr. McFarlin's work for the Company under such agreement will be the exclusive property of the Company. The terms of the Agreement also provide that if Mr. McFarlin is terminated by the Company without "cause" upon a "change in control" of the Company or if the Agreement is voluntarily terminated by McFarlin for "good reason" (as such terms are defined in the Agreement), then Mr. McFarlin is entitled to his base salary for the remainder of the term of the Agreement and for one year thereafter, including any bonus to which he would have been entitled for the entire fiscal year in which he was terminated. The Agreement provides for an initial base salary of $243,000 for the first year and a base salary of $255,150 for the second year. Thereafter, Mr. McFarlin's base salary is to be determined by the Board, taking into account individual and corporate performance.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors establishes the compensation for executive officers who are also directors of the Company and acts on such other matters relating to their compensation as it deems appropriate. During fiscal 1996, Mr. McFarlin, the Company's Chairman of the Board, President and Chief Executive Officer, was the only executive officer who was also a director of the Company. The Compensation Committee consists of three non-employee directors and meets one to four times per year. The members of the Compensation Committee during fiscal 1996 were Messrs. Taylor and Joyce, who served for all of fiscal 1996. Sally E. Howard, a former director of the Company, served as a member until her retirement in December 1995. Mr. McFarlin, as the Company's President and Chief Executive Officer, in turn establishes the compensation of all executive officers who are not also directors of the Company. The Compensation Committee also administers, with respect to all eligible recipients, the Company's stock option plans and determines the participants in such plans and the amount, timing and other terms and conditions of awards under such plans.

         COMPENSATION PHILOSOPHY AND OBJECTIVES. The Compensation Committee is committed to the general principle that overall executive compensation should be commensurate with performance, by the Company and the individual executive officers, and the attainment of predetermined corporate goals. The primary objectives of the Company's executive compensation program are to:

         * Reward the achievement of desired Company and individual performance goals.

         * Provide compensation that enables the Company to attract and retain key executives.

         * Provide compensation opportunities that are linked to the performance of the Company and that directly link the interests of executives with the interests of shareholders.

         The Company's executive compensation program provides a level of compensation opportunity that is competitive for companies in comparable industries and of comparable development, complexity and size. In determining compensation levels, the Compensation Committee considers a number of factors, including Company performance, both separately and in relation to other companies competing in the Company's markets, the individual performance of each executive officer, comparative compensation surveys concerning compensation levels and stock grants at other companies, historical compensation levels and stock awards at the Company, and the overall competitive environment for executives and the level of compensation necessary to attract and retain key executives. Compensation levels may be greater or less than competitive levels in comparable companies based upon factors such as annual and long-term Company performance and individual performance.

         EXECUTIVE COMPENSATION PROGRAM COMPONENTS. The Company's executive compensation program consists of base salary, bonuses and long-term incentive compensation in the form of stock options. The particular elements of the compensation program are discussed more fully below.

         BASE SALARY. Base pay levels of executives are determined by the potential impact of the individual on the Company and its performance, the skills and experiences required by the position, the individual performance and potential of the executive and the Company's overall performance. Other than with respect to Mr. McFarlin, the President and Chief Executive Officer of the Company who has entered into an employment agreement with the Company, base salaries for executives are evaluated and adjusted on the employee's annual review date. Base salaries for 1996 increased modestly from 1995 levels due to the Company's continuing focus on development activities requiring the conservation of cash. Mr. McFarlin's base salary level for fiscal 1996, $240,300, was established by action of the Compensation Committee.

         BONUSES. The Company also may pay bonuses to executive officers as part of its executive compensation program. The purpose of the cash bonus component of the executive compensation program is to provide a direct financial incentive in the form of cash bonuses to executives who help the Company achieve predetermined Company financial performance and operational milestones. Historically, the bonuses paid by the Company have been minimal based, in part, on the Company's continuing focus on development activities requiring the conservation of cash. Cash bonuses were not paid to executive officers in fiscal 1996. The Compensation Committee has determined that potential bonuses in fiscal 1997 will range from 0% to 30% of base salary for all executive officers, including the Chief Executive Officer.

         LONG-TERM INCENTIVE COMPENSATION. Stock options are used to enable key executives to participate in a meaningful way in the success of the Company and to link their interests directly with those of the shareholders. The number of stock options granted to executives is based upon a number of factors, including base salary level and how such base salary level relates to those of other companies in the Company's industry, the number of options previously granted and individual and Company performance during the year. Pursuant to the terms of Mr. McFarlin's original employment agreement with the Company, which was replaced by his current employment agreement, he was granted options to purchase an aggregate of 500,000 shares of the Company's common stock on September 15, 1993, with options to purchase 50,000 shares vesting immediately and options to purchase an additional 150,000 shares vesting on each of the next three anniversaries of the date of grant.

         SECTION 162(M). The Omnibus Reconciliation Act of 1993 added Section 162(m) to the Internal Revenue Code of 1986, as amended (the "Code"), limiting corporate deductions to $1,000,000 for certain compensation paid to the chief executive officer and each of the four other most highly compensated executives of publicly held companies. The Company does not believe it will pay "compensation" within the meaning of Section 162(m) to such executive officers in excess of $1,000,000 in the foreseeable future. Therefore, the Company does not have a policy at this time regarding qualifying compensation paid to its executive officers for deductibility under Section 162(m), but will formulate a policy if compensation levels ever approach $1,000,000.

         CHIEF EXECUTIVE OFFICER             COMPENSATION COMMITTEE

         Whitney A. McFarlin                 Glen Taylor
                                             Lyle D. Joyce, Ph.D., M.D.


STOCK PERFORMANCE GRAPH

         In accordance with the rules of the Securities and Exchange Commission, the following performance graph compares the monthly cumulative total shareholder return on the Company's Common Stock on the Nasdaq National Market (since October 19, 1995) and the Nasdaq SmallCap Market (prior to October 19,
1995) for the last five fiscal years with the monthly cumulative total return over the same period of the Nasdaq Stock Market (US Companies) Index and of the Hambrecht & Quist Health Care Without Biotechnology Subsector Index. The comparison assumes the investment of $100 in Common Stock, the Nasdaq Stock Market (US Companies) Index and the Hambrecht & Quist Health Care Without Biotechnology Subsector Index at the beginning of the period and assumes reinvestment of all dividends.


                                                 SCALED PRICES
    DATE         ANGEION CORPORATION        NASDAQ STOCK MARKET - U.S.      H&Q HEALTHCARE EXCL. - BIOTECH
    ----         -------------------        --------------------------      ------------------------------
   Jul-91               100.00                        100.00                            100.00
   Aug-91                87.51                        104.97                            105.23
   Sep-91               108.94                        105.36                            109.03
   Oct-91               105.37                        108.84                            120.88
   Nov-91               105.37                        105.19                            119.64
   Dec-91                96.43                        118.04                            145.90
   Jan-92               153.57                        124.94                            140.77
   Feb-92               130.37                        127.77                            134.90
   Mar-92               114.29                        121.74                            124.32
   Apr-92                89.29                        116.52                            116.30
   May-92                83.94                        118.03                            120.20
   Jun-92                69.66                        113.42                            114.70
   Jul-92                75.00                        117.44                            121.70
   Aug-92                67.86                        113.85                            115.72
   Sep-92                89.29                        118.08                            107.45
   Oct-92                82.14                        122.73                            111.31
   Nov-92                85.71                        132.49                            117.82
   Dec-92               128.57                        137.37                            123.00
   Jan-93               114.29                        141.28                            116.74
   Feb-93               114.29                        136.01                             96.08
   Mar-93               128.57                        139.95                             91.62
   Apr-93               110.71                        133.97                             78.76
   May-93               107.14                        141.98                             85.08
   Jun-93                89.29                        142.63                             82.70
   Jul-93                85.71                        142.80                             78.33
   Aug-93                60.71                        150.18                             77.83
   Sep-93                82.14                        154.66                             78.79
   Oct-93                67.86                        158.13                             86.00
   Nov-93                67.86                        153.41                             85.11
   Dec-93                65.17                        157.69                             88.09
   Jan-94               100.00                        162.48                             96.25
   Feb-94               103.57                        160.96                             88.75
   Mar-94                82.14                        151.06                             81.29
   Apr-94                82.14                        149.10                             79.40
   May-94                60.71                        149.46                             82.05
   Jun-94                57.14                        144.00                             78.72
   Jul-94                67.86                        146.95                             81.76
   Aug-94                67.86                        156.32                             93.09
   Sep-94                76.80                        155.92                             94.07
   Oct-94                78.57                        158.98                             91.62
   Nov-94                71.43                        153.71                             91.34
   Dec-94                85.71                        154.14                             93.60
   Jan-95               107.14                        155.01                             99.56
   Feb-95                92.86                        163.20                            101.87
   Mar-95                96.43                        168.04                            109.33
   Apr-95               117.86                        173.33                            107.94
   May-95               103.57                        177.80                            108.46
   Jun-95               142.86                        192.21                            112.31
   Jul-95               192.86                        206.34                            121.92
   Aug-95               221.43                        210.51                            129.35
   Sep-95               214.29                        215.35                            140.50
   Oct-95               217.86                        214.12                            142.96
   Nov-95               189.29                        219.15                            146.17
   Dec-95               242.86                        217.97                            155.84
   Jan-96               262.51                        219.04                            166.70
   Feb-96               278.57                        227.39                            166.70
   Mar-96               317.86                        228.14                            166.72
   Apr-96               303.57                        247.06                            163.51
   May-96               278.57                        258.45                            163.60
   Jun-96               221.43                        246.79                            156.69




                              PROPOSAL TO AMEND THE
                     COMPANY'S ARTICLES OF INCORPORATION TO
                        INCREASE AUTHORIZED COMMON SHARES

INTRODUCTION

         Currently, the Company's Articles of Incorporation authorize the issuance of 35,000,000 shares of Common Stock. As of September 30, 1996, 28,662,457 shares of Common Stock were issued and outstanding, 3,689,366 shares were reserved for issuance upon the exercise of outstanding options, warrants and convertible debentures and 875,000 shares were reserved for issuance upon conversion of the Preferred Stock. Accordingly, on September 30, 1996, if all outstanding options, warrants, convertible debentures and Preferred Stock were exercised or converted, there would only be 1,773,177 shares of Common Stock available for issuance by the Company.

AMENDMENT

         On September 30, 1996, the Board approved an increase in the authorized number of shares of Common Stock from 35,000,000 to 50,000,000 shares, subject to shareholder approval. If this amendment is approved by the Company's shareholders, 21,337,543 shares of Common Stock will be authorized and available for issuance or sale by the Company immediately after the Annual Meeting, (16,773,177 shares after taking into account the exercise or conversion of outstanding options, warrants, convertible debentures and the Preferred Stock, as described above).

PURPOSE AND EFFECT OF PROPOSED AMENDMENT

         The Board believes that it is necessary and desirable to increase the number of shares of Common Stock that the Company is authorized to issue to give the Board additional flexibility to raise equity capital, adopt additional employee benefit plans or reserve additional shares for issuance under such plans and make acquisitions through the use of stock. The Board has no immediate plans, understandings, agreements or commitments to issue additional Common Stock for any of these purposes, except as described above or as permitted or required by the Company's existing employee benefit plans. The Board believes that the proposed increase in the authorized shares would make it unnecessary to hold a special shareholders' meeting in the future for the purpose of authorizing an increase in the authorized Common Stock should the Company decide to use its shares for one or more of such previously mentioned purposes. No additional action or authorization by the Company's shareholders would be necessary prior to the issuance of such additional shares, unless required by applicable law or regulation.

         Under the Company's Articles of Incorporation, the Company's shareholders, other than Hanrow Financial and the holders of the Preferred Stock, do not have preemptive rights with respect to the Common Stock. Thus, should the Board elect to issue additional shares of Common Stock, existing shareholders, other than Hanrow Financial and the holders of the Preferred Stock, would not have any preferential rights to purchase such shares. In addition, if the Board elects to issue additional shares of Common Stock, such issuance could have a dilutive effect on the shareholdings of current shareholders.

         The proposed amendment to increase the authorized number of shares of Common Stock could, under certain circumstances, have an anti-takeover effect, although this is not the intention of this proposal. In the event of a hostile attempt to take over the Company, it might be possible for the Company to try to impede such an attempt by issuing shares of the Common Stock through a "private placement" to a friendly party, thereby diluting the voting power of the other outstanding shares and increasing the potential cost to acquire control of the Company. The overall effect, therefore, could be to discourage unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempt, the proposed amendment may limit the opportunity for the Company's shareholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed amendment may have the effect of permitting the Company's current management, including the current Board, to retain its position and place it in a better position to resist changes that shareholders may wish to make if they are dissatisfied with the conduct of the Company's business.

         The Company also has certain other mechanisms in place that may have an anti-takeover effect. The Company's Restated Articles of Incorporation (i) authorize the Board of Directors, without any action by the shareholders, to establish the rights and preferences of up to 3,000,000 shares of undesignated preferred stock (of which 1,225,000 shares remain undesignated as of the date of this Proxy Statement) and (ii) provide that the affirmative vote of at least two-thirds of the voting power of the shares entitled to vote is necessary in connection with a merger, consolidation or transfer of substantially all of the Company's assets. Moreover, in April 1996 the Board of Directors adopted a Shareholder Rights Plan (the "Rights Plan") designed to protect the Company and its shareholders from unsolicited attempts or inequitable offers to acquire the Company. Pursuant to the Rights Plan, each share of Common Stock now outstanding has, and each share of Common Stock to be issued in the future prior to the occurrence of certain events will have, attached to it one preferred stock purchase right. As previously stated, however, the only intended purpose of the proposed amendment is to increase the number of available shares of Common Stock in order to give the Board more flexibility in conducting normal business operations, and the proposal is not being presented as, nor is it part of, a plan to adopt a series of anti-takeover measures.

PROPOSED RESOLUTION

         A resolution in substantially the following form will be submitted to the shareholders at the Annual Meeting:

         "RESOLVED, that the Company's authorized shares of Common Stock be increased from 35,000,000 shares to 50,000,000 shares.

         RESOLVED FURTHER, that appropriate officers of the Company be, and the same are, hereby resolved, empowered and directed in the name on behalf of the Company to take such action and execute such documents as may be deemed necessary or desirable to carry out the intent and purpose of the foregoing resolution."

RECOMMENDATION OF THE BOARD

         The Board recommends a vote FOR approval of such increase. The affirmative vote of the holders of a majority of shares of Common Stock present in person or by proxy at the Annual Meeting, assuming a quorum is present, is necessary for approval. Unless a contrary choice is specified, proxies solicited by the Board will be voted FOR approval of such increase.


                 PROPOSAL TO AMEND THE 1993 STOCK INCENTIVE PLAN

INTRODUCTION

         In October 1993, the Board of Directors of the Company adopted the 1993 Stock Incentive Plan (the "1993 Plan"), which was approved by the Company's shareholders in December 1993. The 1993 Plan replaced the 1988 Plan and the 1989 Plan, which were approved by the shareholders and implemented by the Company in 1988 and 1989, respectively. In September 1996, the Board of Directors again amended the 1993 Plan, subject to shareholder approval, to increase the number of shares of Common Stock directly reserved for issuance under the 1993 Plan from 1,750,000 shares to 3,250,000 shares.

         The purpose of the 1993 Plan is to promote the long-term interests of the Company by providing a means for attracting and retaining key employees including officers and directors who are also employees of the Company. The major features of the 1993 Plan are summarized below, which summary is qualified in its entirety by reference to the full text of the 1993 Plan, a copy of which may be obtained from the Company.

AMENDMENT

         In addition to the 1,750,000 shares of Common Stock directly reserved for issuance under the 1993 Plan, the 1993 Plan also provides that any shares of Common Stock available for issuance under either the 1988 Plan or the 1989 Plan which have not either been issued (which includes an aggregate of 493,448 shares) or have been issued under such plans but are subsequently forfeited or otherwise canceled (which includes an aggregate of 209,334 shares), will become shares available for issuance under the 1993 Plan. As of October 1, 1996, options were outstanding under the 1993 Plan to purchase an aggregate of 1,901,181 shares. The increase in the number of shares reserved for issuance under the 1993 Plan is necessary to permit the Company to continue the operation of the 1993 Plan for the benefit of new participants and to allow additional awards to current participants. If this amendment is approved, 1,878,599 shares of Common Stock will be available for future grants (in addition to any other shares which are contributed to the 1993 Plan from the 1988 Plan and the 1989
Plan). The Company anticipates that it will issue additional options in the future to the extent that a sufficient number of shares are reserved for issuance under the 1993 Plan.

         The 1993 Plan has also been amended to add a provision that will allow the Company a tax deduction for options granted under the 1993 Plan. Under
Section 162(m) of the Code, the amount of the Company's tax deduction is limited to $1,000,000 per year for certain compensation paid to each of the Company's covered executives. This limitation, however, does not apply to "performance-based compensation." Options may qualify as performance-based compensation if shareholders approve a maximum limit on the number of shares underlying such awards that may be granted to any participant over a specified period. The 1993 Plan has been amended to provide such a limit, as described below.


SUMMARY OF THE 1993 PLAN

         GENERAL. The 1993 Plan provides for awards to key employees, including officers and directors who are also employees of the Company, of: (i) options to purchase Common Stock that qualify as "incentive stock options" within the meaning of Section 422 of the Code ("Incentive Options"); (ii) options to purchase Common Stock that do not qualify as such Incentive Options ("Non-Qualified Options") (Incentive Options and Non-Qualified Options are collectively referred to as "Options"); (iii) restricted stock awards ("Restricted Stock Awards"); and (iv) performance units ("Performance Units")(Options, Restricted Stock Awards and Performance Units are collectively referred to as "Awards").

         The 1993 Plan is administered by the Compensation Committee, which selects the participants to be granted Awards under the 1993 Plan, determines the amount of the grants to the participants, and prescribes discretionary terms and conditions of each grant not otherwise fixed under the 1993 Plan. Eligible employees under the 1993 Plan include full-time or part-time employees including officers and directors who are also employees of the Company or its subsidiaries who are performing vital services in the management, operations, and development of the Company or a subsidiary and significantly contribute to the achievement of long-term corporate economic objectives.

         The 1993 Plan will terminate on October 6, 2003, unless sooner terminated by action of the Board of Directors. No Award will be granted after termination of the 1993 Plan. In the event of any reorganization, merger, recapitalization, stock dividend, stock split or similar change in the corporate structure or shares of the Company, appropriate adjustments will be made to the number and kind of shares reserved under the 1993 Plan and under outstanding Awards and to the exercise price of outstanding Options. The Board of Directors may amend the 1993 Plan in any respect without shareholder approval, unless shareholder approval is then required by federal securities or tax laws or the rules of the Nasdaq System. No right or interest in any Award may be assigned or transferred by a participant, except by will or the laws of descent and distribution, or subjected to any lien or otherwise encumbered.

         OPTIONS. The exercise price for Non-Qualified Options must be not less than 85% of the fair market value of the Common Stock on the day the Non-Qualified Options are granted. Incentive Options must be granted with an exercise price equal to the fair market value of the Common Stock on the date the Incentive Options are granted, except that Incentive Options granted to persons owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary may not be granted at less than 110% of the fair market value on the date of grant. In determining the fair market value of the Company's Common Stock, the Compensation Committee will use the average of the high and low sale prices of the Common Stock as reported by the Nasdaq System as of the date of grant.

         Notwithstanding any other provisions of the 1993 Plan to the contrary, no participant in the 1993 Plan may be granted any Options with a value based solely on an increase in the value of the Common Stock after the date of grant, relating to more than 50,000 shares of Common Stock in the aggregate in any fiscal year of the Company (subject to adjustment as provided in the 1993 Plan); provided, however, that a participant who is first appointed or elected as an officer, hired as an employee or retained as a consultant by the Company or who receives a promotion that results in an increase in responsibilities or duties may be granted, during the fiscal year of such appointment, election, hiring, retention or promotion, Options relating to up to 100,000 shares of Common Stock (subject to adjustment as provided in the 1993 Plan).

         Payment of an option exercise price may be made either in cash or by transfer from the participant to the Company of previously acquired shares of Common Stock having an aggregate fair market value on the date of exercise equal to the payment required, subject to the right of the Compensation Committee to reject a participant's election to pay the option exercise price with such previously acquired shares. Options may not be transferred other than by will or the laws of descent and distribution, and during the lifetime of an optionee may be exercised only by the optionee. Options may be exercised in whole or in installments, as determined by the Compensation Committee. Options will have a maximum term fixed by the Compensation Committee, not to exceed 10 years from the date of grant.

         RESTRICTED STOCK AWARDS. Restricted Stock Awards are grants to participants of shares of Common Stock that are subject to restrictions and the possibility of forfeiture for a period of time set by the Compensation Committee during which the participant must remain continuously employed by the Company. If, before the expiration of this period, the participant ceases to be an employee for any reason other than death, retirement or disability, or due to a change in control of the Company, then the shares received pursuant to the Restricted Stock Award will be forfeited to the Company.

         PERFORMANCE UNITS. Performance Units may be awarded on such terms and conditions as the Compensation Committee may specify. Such conditions may include payment or vesting restrictions which involve continued employment with the Company and satisfaction by the Company or a specified business unit or subsidiary of predetermined performance goals approved by the Compensation Committee at the time the Performance Units are awarded. Upon satisfaction of applicable terms and conditions, Performance Units will be payable in cash, shares of Common Stock or some combination thereof in the Compensation Committee's sole discretion.

         EFFECT OF TERMINATION OF EMPLOYMENT. If a participant's employment or other service with the Company is terminated by reason of death, disability or retirement, each Option and Restricted Stock Award immediately becomes fully exercisable and remains exercisable for one year (three months in the case of retirement) after such termination. Treatment of Performance Units upon termination of employment or other service with the Company due to death, disability or retirement will be as provided in the applicable award agreement. If a participant's employment terminates for any other reason, Options that are then exercisable will continue to be exercisable for 90 days after termination (unless termination is for cause in which case Options will terminate immediately), but shares of restricted stock not yet vested are forfeited. Treatment of Performance Units will be as provided in the applicable award agreement.

         CHANGE IN CONTROL OF THE COMPANY. In the case of a "Change in Control" of the Company, all outstanding Options will become immediately exercisable in full and will remain exercisable for the remainder of their terms, and all restrictions with respect to Restricted Stock Awards will lapse and the stock will become fully vested. If a Change in Control occurs, the Compensation Committee, in its sole discretion may determine that some or all participants holding such outstanding Options will receive for each share of Common Stock subject to such Options cash in an amount equal to the excess of the fair market value of such shares immediately prior to the effective date of such Change in Control over the exercise price per share of such Options.

         For purposes of the 1993 Plan, a "Change in Control" of the Company will be deemed to have occurred, among other things, upon (i) the sale or other disposition of substantially all of the assets of the Company, (ii) the approval by the Company's shareholders of a plan or proposal for the liquidation or dissolution of the Company, (iii) a merger or consolidation to which the Company is a party if the Company's shareholders immediately prior to the merger or consolidation beneficially own, immediately after the merger or consolidation, securities of the surviving corporation representing (a) more than 50%, but not more than 80%, of the combined voting power of the surviving corporation's then outstanding securities, unless the transaction was approved in advance by the directors as of the effective date of the Plan or by any persons who subsequently become directors and whose election or nomination was approved by the directors comprising the Board as of the effective date of the Plan (the "Incumbent Directors"), or (b) 50% or less of the combined voting power of the surviving corporation's then outstanding securities (regardless of any approval by the Incumbent Directors), (iv) any person becoming, after the effective date of the Plan, the beneficial owner of (a) 20% or more, but not 50% or more, of the combined voting power of the Company's Common Stock, unless the transaction resulting in such ownership was approved in advance by the Incumbent Directors, or (b) 50% or more of the combined voting power of the Company's outstanding securities (regardless of any approval by the Incumbent Directors), or (v) the Incumbent Directors cease for any reason to constitute at least a majority of the Board; or (vi) a change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act.

FEDERAL INCOME TAX CONSEQUENCES

         The following description of federal income tax consequences is based on current statutes, regulations and interpretations. The description does not include state or local income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to an individual participant who receives an Award.

         INCENTIVE OPTIONS. There will not be any federal income tax consequences to either the participant or the Company as a result of the grant to an employee of an Incentive Option under the 1993 Plan. The exercise by a participant of an Incentive Option also will not result in any federal income tax consequences to the Company or the participant, except that (i) an amount equal to the excess of the fair market value of the shares acquired upon exercise of the Incentive Option, determined at the time of exercise, over the amount paid for the shares by the participant will be includable in the participant's alternative minimum taxable income for purposes of the alternative minimum tax, and (ii) the participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments (see explanation below). Special rules will apply if previously acquired shares of Common Stock are permitted to be tendered in payment of an Option exercise price.

         If the participant disposes of the Incentive Option shares acquired upon exercise of the Incentive Option, the federal income tax consequences will depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the Incentive Option was granted, nor within one year after the participant exercised the Incentive Option and the shares were transferred to the participant, then the participant will recognize a long-term capital gain or loss. The amount of the long-term capital gain or loss will be equal to the difference between (i) the amount the participant realized on disposition of the shares, and (ii) the option price at which the participant acquired the shares. The Company is not entitled to any compensation expense deduction under these circumstances.

         If the participant does not satisfy both of the above holding period requirements (a "disqualifying disposition"), then the participant will be required to report as ordinary income, in the year the participant disposes of the shares, the amount by which the lesser of (i) the fair market value of the shares at the time of exercise of the Incentive Option or (ii) the amount realized on the disposition of the shares, exceeds the option price for the shares. The Company will be entitled to a compensation expense deduction in an amount equal to the ordinary income includable in the taxable income of the participant. This compensation income may be subject to withholding. The remainder of the gain recognized on the disposition, if any, or any loss recognized on the disposition, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

         NON-QUALIFIED OPTIONS. Neither the participant nor the Company incurs any federal income tax consequences as a result of the grant of a Non-Qualified Option. Upon exercise of a Non-Qualified Option, a participant will recognize ordinary income, subject to withholding, on the date of exercise in an amount equal to the difference between (i) the fair market value of the shares purchased, determined on the date of exercise, and (ii) the consideration paid for the shares. The participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments (see explanation below). Special rules will apply if previously acquired shares of Common Stock are permitted to be tendered in payment of an Option exercise price.

         At the time of a subsequent sale or disposition of any shares of Common Stock obtained upon exercise of a Non-Qualified Option, any gain or loss will be a capital gain or loss. Such capital gain or loss will be long-term capital gain or loss if the sale or disposition occurs more than one year after the date of exercise and short-term capital gain or loss if the sale or disposition occurs one year or less after the date of exercise.

         In general, the Company will be entitled to a compensation expense deduction in connection with the exercise of a Non-Qualified Option for any amounts includable in the taxable income of the participant as ordinary income, provided the Company complies with any applicable withholding requirements.

         RESTRICTED STOCK AWARDS. With respect to shares issued pursuant to a Restricted Stock Award that are not subject to a substantial risk of forfeiture, a participant will include as ordinary income in the year of transfer an amount equal to the fair market value of the shares received on the date of receipt. With respect to shares that are subject to a substantial risk of forfeiture, a participant may file an election under Section 83(b) of the Code within 30 days after the shares are transferred to include as ordinary income in the year of transfer an amount equal to the fair market value of the shares received on the date of transfer (determined as if the shares were not subject to any risk of forfeiture). The Company will receive a corresponding tax deduction, provided that proper withholding is made. If a Section 83(b) election is made, the participant will not recognize any additional income when the restrictions on the shares issued in connection with the stock award lapse. At the time any such shares are sold or disposed of, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date of receipt of the Restricted Stock Award.

         A participant who does not make a Section 83(b) election within 30 days of the transfer of a Restricted Stock Award that is subject to a substantial risk of forfeiture will recognize ordinary income at the time of the lapse of the restrictions in an amount equal to the then fair market value of the shares. The Company will receive a corresponding tax deduction, provided that proper withholding is made. At the time of a subsequent sale or disposition of any shares of Common Stock issued in connection with a Restricted Stock Award as to which the restrictions have lapsed, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date the restrictions lapse.

         PERFORMANCE UNITS. A participant who receives a Performance Unit will not recognize any taxable income at the time of the grant. Upon settlement of the Performance Unit, the participant will realize ordinary income in an amount equal to the cash and the fair market value of any shares of Common Stock received by the participant. Provided that proper withholding is made, the Company would be entitled to a compensation expense deduction for any amounts includable by the participants as ordinary income.

         EXCISE TAX ON PARACHUTE PAYMENTS. The Code also imposes a 20% excise tax on the recipient of "excess parachute payments," as defined in the Code and denies tax deductibility to the Company on excess parachute payments. Generally, parachute payments are payments in the nature of compensation to employees of a company who are officers, shareholders, or highly compensated individuals, which payments are contingent upon a change in ownership or effective control of the company, or in the ownership of a substantial portion of the assets of the company. For example, acceleration of the exercisability of Options, or the vesting of Restricted Stock Awards, upon a change in control of the Company may constitute parachute payments, and in certain cases, "excess parachute payments."

AWARDS UNDER THE 1993 PLAN

         As of the date of this Proxy Statement, the Compensation Committee has not approved any awards under the 1993 Plan in excess of the number of shares currently available for issuance under the 1993 Plan. Neither the number nor types of future 1993 Plan awards to be received by or allocated to particular participants or groups of participants is presently determinable.

BOARD OF DIRECTORS RECOMMENDATION

         The Board of Directors recommends that the shareholders vote FOR approval of the proposed amendment to the 1993 Plan. The affirmative vote of the holders of a majority of shares of Common Stock of the Company present in person or by proxy at the Annual Meeting, assuming a quorum is present, is necessary for approval. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR approval of the proposed amendment to the 1993 Plan.


                              PROPOSAL TO AMEND THE
                     1994 NON-EMPLOYEE DIRECTOR OPTION PLAN

INTRODUCTION

         In October 1994, the Board adopted the 1994 Director Plan, which the shareholders approved in December 1994. As currently in effect, the 1994 Director Plan provides for the automatic award of 2,500 non-qualified options to purchase shares of the Common Stock ("Options") to members of the Board who are not also employees of the Company ("non-employee directors"). The Board believes that the 1994 Director Plan advances the interests of the Company and its shareholders by (i) increasing the proprietary interests of non-employee directors in the Company's long-term success and more closely aligning the interests of such directors with the interests of the Company's shareholders, and (ii) providing an additional means by which the Company can attract and retain experienced and knowledgeable people to serve as directors. The Company also operates the 1992 Director Plan, which, as currently in effect, provides for an annual grant of such number of shares of Common Stock equal to $16,000, as determined by the fair market value of one share of Common Stock on the date of grant (the "Stock Award"), upon the election or re-election to the Board of Directors, as the case may be, of each non-employee director of the Company.

AMENDMENTS

         In September 1996, the Board amended the 1994 Director Plan, subject to shareholder approval, (i) to provide for Stock Awards and Options to directors who may be elected or appointed to fill vacancies or newly created directorships following the date of an annual meeting but prior to the beginning of the next fiscal year, (ii) for convenience and ease of administration, to combine the 1992 Director Plan and the 1994 Director Plan, and (iii) to increase the number of shares available for issuance under the combined plan from 100,000 to 200,000 shares to take into account the combination of the two plans as well as future grants under the combined plan.

         The 1992 Director Plan will be terminated effective as of the date that the 1994 Director Plan, as amended, is approved by the shareholders of the Company. No further grants of Stock Awards will be made under the 1992 Director Plan unless the shareholders fail to approve the amendments to the 1994 Director Plan. The amendments to the 1994 Director Plan, and accordingly, any pro-rata grants of Options and Stock Awards thereunder, are subject to approval of such amendments by the shareholders of the Company at the 1996 Annual Meeting of Shareholders.

         The addition of a provision providing for pro-rata grants of Stock Awards and Options to non-employee directors appointed between annual meetings was made in order for the 1994 Director Plan to remain consistent with the Company's fiscal year compensation philosophy. Non-employee directors appointed during the period after an annual meeting but prior to the beginning of the next fiscal year will receive partial grants based on the proportion that this period represents of the entire fiscal year. Non-employee directors appointed on or after the beginning of the next fiscal year will not receive partial grants because they will be compensated for this period in connection with the grants to be received at the next annual meeting.

SUMMARY OF THE 1994 DIRECTOR PLAN

         The following summary of the principal features of the 1994 Director Plan, as amended, is qualified in its entirety by reference to the full text of the 1994 Director Plan, a copy of which may be obtained from the Company.

         SHARES AVAILABLE UNDER THE 1994 DIRECTOR PLAN. The shares of Common Stock issuable under the 1994 Director Plan will be authorized but unissued shares. If there is any change in the corporate structure or shares of the Common Stock of the Company such as in connection with a merger, recapitalization, stock split, stock dividend, or other extraordinary dividend (including a spin-off), the aggregate number and kind of securities subject to Options under the 1994 Director Plan, the number of shares issuable upon the exercise of Options and the exercise price of Options will be appropriately adjusted to prevent dilution or enlargement of rights of participants. If any Option terminates, expires or is canceled without having been exercised in full, then such unexercised shares subject to the Option will automatically again become available for issuance under the 1994 Director Plan.

         ELIGIBILITY. All directors of the Company who are not employees of the Company or its subsidiaries are eligible to participate in the 1994 Director Plan.

         OPTION GRANTS. Annual grants of Options to purchase 2,500 shares of Common Stock will be made automatically to each non-employee director on the date the director is elected or re-elected to the Board by the shareholders of the Company. For non-employee directors who are elected or appointed to fill vacancies or newly created directorships following the date of an annual meeting but prior to the beginning of the next fiscal year, such non-employee directors will receive pro-rata grants of Options. The exercise price per share of each Option granted under the 1994 Director Plan will be 100% of the fair market value of the underlying Common Stock on the date the Option is granted. Payment for stock purchased upon the exercise of an Option must be made in full in cash at the time of exercise. An Option granted under the 1994 Director Plan will become exercisable in full six months after its date of grant, and will expire 10 years from its date of grant. If an eligible director's service as a director is terminated due to death or disability, all outstanding Options then held by the director will become exercisable in full and will remain exercisable for a period of one year after such death or disability (but in no event after the expiration date of the Option). If a director's service is terminated for any other reason, all outstanding Options then held by the director will remain exercisable for a period of three months after termination of service as a director to the extent such Options were exercisable as of such termination.

         STOCK AWARDS. Annual grants of such number of shares of Common Stock equal to $16,000, as determined by the fair market value of one share of Common Stock on the date of grant, will be made automatically to each non-employee director on the date the director is elected or re-elected to the Board by the shareholders of the Company. For non-employee directors who are elected or appointed to fill vacancies or newly created directorships following the date of an annual meeting but prior to the beginning of the next fiscal year, such non-employee directors will receive pro-rata grants of Stock Awards.

         ADMINISTRATION OF THE 1994 DIRECTOR PLAN. The 1994 Director Plan will be administered by the Compensation Committee. The Compensation Committee, however, will have no authority or discretion to determine eligibility for participation in the 1994 Director Plan, the number of shares of Common Stock to be subject to Options or Stock Awards granted under the 1994 Director Plan, or the timing, pricing or other terms and conditions of such Options or Stock Awards.

         AMENDMENT AND TERMINATION OF THE 1994 DIRECTOR PLAN. The Board may amend the 1994 Director Plan in any respect as it deems advisable. No such amendment, however, will be effective without the approval of the Company's shareholders if shareholder approval of the amendment is required by federal securities laws or the rules of the Nasdaq System. The 1994 Director Plan will terminate on October 7, 1999, but may be terminated prior to this date by Board action.

         NON-TRANSFERABILITY OF OPTIONS. No Option granted under the 1994 Director Plan may be transferred by a participant for any reason or by any means, except by will or by the laws of descent and distribution.

        FEDERAL INCOME TAX CONSEQUENCES

         The following description of federal income tax consequences is based on current statutes, regulations and interpretations. The description does not include state or local income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to an individual participant who receives an Option or Stock Award.

         OPTIONS. Options granted under the 1994 Director Plan do not qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986. Generally, neither the non-employee director nor the Company incurs any federal income tax consequences as a result of the grant of an Option. Upon exercise of an Option, the non-employee director will recognize ordinary compensation income, subject to withholding and employment-related taxes, in an amount equal to the difference between (i) the fair market value of the shares purchased, determined on the day of exercise, and (ii) the consideration paid for the shares. The non-employee director may be subject to an additional excise tax if any amounts are treated as excess parachute payments.

         At the time of a subsequent sale or disposition of any shares of Common Stock obtained upon exercise of an Option, any gain or loss will be a capital gain or loss. Such gain or loss will be a long-term capital gain or loss if the sale or disposition occurs more than one year after the date of exercise and short-term capital gain or loss if the sale or disposition occurs one year or less after the date of exercise.

         In general, the Company will be entitled to a compensation expense deduction in connection with the exercise of an Option for any amounts includable in the taxable income of a non-employee director as ordinary compensation income, provided the Company complies with any applicable withholding requirements. The Company will be entitled to a deduction in the Company's tax year in which the non-employee director is taxed.

         STOCK AWARDS. A non-employee Director may include as ordinary income in the year of grant of a Stock Award an amount equal to the fair market value of a Stock Award on the date of grant ($16,000). In such circumstances, the Company will receive a corresponding tax deduction for any amounts includable in the taxable income of a non-employee Director as ordinary income.

AWARDS UNDER THE 1994 DIRECTOR PLAN

         As of the date of this Proxy Statement, no awards have been made under the 1994 Director Plan, as amended. If the 1994 Director Plan is approved by the shareholders at the Annual Meeting, each of the six current non-employee nominees, assuming each is re-elected at the Annual Meeting, will be granted an Option for 2,500 shares as of the date of the Annual Meeting and a Stock Award valued at $16,000, and at each annual meeting of the shareholders of the Company thereafter at which he or she is again re-elected to the Board. Moreover, Donald
D. Maurer, who was appointed to the Board in January 1996, will receive pro-rata Options to purchase 1,267 shares and a Stock Award of 894 shares.

BOARD OF DIRECTORS RECOMMENDATIONS

         The Board of Directors recommends that the shareholders vote FOR approval and ratification of the 1994 Director Plan. The affirmative vote of the holders of a majority of shares of the Common Stock present in person or by proxy at the Annual Meeting, assuming a quorum is present, is necessary for approval. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR approval of the 1994 Director Plan.


                              SELECTION OF AUDITORS

         The Board of Directors has appointed KPMG Peat Marwick LLP, independent certified public accountants, as auditors of the Company for the fiscal year ending July 31, 1997. Such firm, or its predecessors, has acted as independent auditors of the Company since the fiscal year ended July 31, 1988. If the shareholders do not ratify the appointment of KPMG Peat Marwick LLP, another firm of independent auditors will be selected by the Board of Directors. Representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting. Such representatives will have an opportunity to make a statement if they so desire and will be available to respond to questions.


                        SECTION 16(a) OF THE EXCHANGE ACT
                    BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and all persons who beneficially own more than 10% of the outstanding shares of the Company's Common Stock to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of the Company's Common Stock. Executive officers, directors and greater-than-10% beneficial owners are also required to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based upon a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended July 31, 1996, none of the directors, officers and beneficial owners of greater-than-10% of the Company's Common Stock failed to file on a timely basis the forms required by Section 16 of the Exchange Act.


                  SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

         Proposals of shareholders intended to be presented in the proxy materials relating to the next Annual Meeting must be received by the Company at its principal executive offices on or about July 2, 1997.


                                 OTHER BUSINESS

         The Company knows of no business that will be presented for consideration at the Annual Meeting other than that described in this Proxy Statement. As to other business, if any, that may properly come before the Annual Meeting, it is intended that proxies solicited by the Board will be voted in accordance with the judgment of the person or persons voting the proxies.


                                  MISCELLANEOUS

         THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K (EXCLUSIVE OF EXHIBITS) FOR THE FISCAL YEAR ENDED JULY 31, 1996, TO EACH PERSON WHO WAS A SHAREHOLDER OF THE COMPANY AS OF OCTOBER 14, 1996, UPON RECEIPT FROM ANY SUCH PERSON OF A WRITTEN REQUEST FOR SUCH AN ANNUAL REPORT. SUCH REQUEST SHOULD BE SENT TO: ANGEION CORPORATION, 3650 ANNAPOLIS LANE, SUITE 170, MINNEAPOLIS, MINNESOTA 55447-5434; ATTN: SHAREHOLDER INFORMATION.

                                     By Order of the Board of Directors



                                     Whitney A. McFarlin
                                     Chairman of the Board,
                                     President and Chief Executive Officer

Dated:  October 30, 1996
Minneapolis, Minnesota



                                   Appendix A

                               ANGEION CORPORATION
            1993 STOCK INCENTIVE PLAN, AS AMENDED SEPTEMBER 30, 1996

1.       Purpose of Plan.

         The purpose of the Angeion Corporation 1993 Stock Incentive Plan (the "Plan") is to advance the interests of Angeion Corporation (the "Company") and its shareholders by enabling the Company and its Subsidiaries to attract and retain persons of ability to perform services for the Company and its Subsidiaries by providing an incentive to such individuals through equity participation in the Company and by rewarding such individuals who contribute to the achievement by the Company of its economic objectives.

2.       Definitions.

         The following terms will have the meanings set forth below, unless the context clearly otherwise requires:

         2.1 "Board" means the Board of Directors of the Company.

         2.2 "Broker Exercise Notice" means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver stock certificates to be issued upon such exercise directly to such broker or dealer.

         2.3 "Change in Control" means an event described in Section 11.1 of the Plan.

         2.4 "Code" means the Internal Revenue Code of 1986, as amended.

         2.5 "Committee" means the group of individuals administering the Plan, as provided in Section 3 of the Plan.

         2.6 "Common Stock" means the common stock of the Company, par value $.01 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.3 of the Plan.

         2.7 "Disability" means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.

         2.8 "Eligible Recipients" means all employees (including, without limitation, officers and directors who are also employees) of the Company or any Subsidiary and any non-employee consultants and independent contractors of the Company or any Subsidiary.

         2.9 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         2.10 "Fair Market Value" means, with respect to the Common Stock, the following:

                  (a) If the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange or is not so listed or admitted but transactions in the Common Stock are reported on the Nasdaq National Market System, the mean between the reported high and low sale prices of the Common Stock on such exchange or by the Nasdaq National Market System as of such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade).

                  (b) If the Common Stock is not so listed or admitted to unlisted trading privileges or reported on the Nasdaq National Market System, and bid and asked prices therefor in the over-the-counter market are reported by the Nasdaq System or the National Quotation Bureau, Inc. (or any comparable reporting service), the mean of the closing bid and asked prices as of such date, as so reported by the Nasdaq System, or, if not so reported thereon, as reported by the National Quotation Bureau, Inc. (or such comparable reporting service).

                  (c) If the Common Stock is not so listed or admitted to unlisted trading privileges, or reported on the Nasdaq National Market System, and such bid and asked prices are not so reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion. The Committee shall not be required to obtain an appraisal within six months of the adoption of the Plan. The Committee's determination as to the current value of the Common Stock shall be final, conclusive and binding for all purposes and on all persons, including, without limitation, the Company, the shareholders of the Company, the Participants and their respective successors-in-interest. No member of the Board of the Committee shall be liable for any determination regarding current value of the Common Stock that is made in good faith.

         2.11 "Incentive Award" means an Option, Restricted Stock Award or Performance Unit granted to an Eligible Recipient pursuant to the Plan.

         2.12 "Incentive Stock Option" means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that qualifies as an "incentive stock option" within the meaning of Section 422 of the Code.

         2.13 "Non-Statutory Stock Option" means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that does not qualify as an Incentive Stock Option.

         2.14 "Option" means an Incentive Stock Option or a Non-Statutory Stock Option.

         2.15 "Participant" means an Eligible Recipient who receives one or more Incentive Awards under the Plan.

         2.16 "Performance Unit" means a right granted to an Eligible Recipient pursuant to Section 8 of the Plan to receive a payment from the Company, in the form of stock, cash or a combination of both, upon the achievement of established performance goals.

         2.17 "Previously Acquired Shares" means shares of Common Stock that are already owned by the Participant or, with respect to any Incentive Award, that are to be issued upon the grant, exercise or vesting of such Incentive Award.

         2.18 "Restricted Stock Award" means an award of Common Stock granted to an Eligible Recipient pursuant to Section 7 of the Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 7.

         2.19 "Retirement" means termination of employment or service pursuant to and in accordance with the regular (or, if approved by the Board for purposes of the Plan, early) retirement/pension plan or practice of the Company or Subsidiary then covering the Participant, provided that if the Participant is not covered by any such plan or practice, the Participant will be deemed to be covered by the Company's plan or practice for purposes of this determination.

         2.20 "Securities Act" means the Securities Act of 1933, as amended.

         2.21 "Subsidiary" means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee.

         2.22 "Tax Date" means the date any withholding tax obligation arises under the Code for a Participant with respect to an Incentive Award.

3.       Plan Administration.

         3.1 The Committee. So long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, the Plan will be administered by a committee (the "Committee") consisting solely of not less than two members of the Board who are "disinterested persons" within the meaning of Rule 16b-3 under the Exchange Act. To the extent consistent with corporate law, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Eligible Recipients who are subject to Section 16 of the Exchange Act. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Incentive Award granted under the Plan.

         3.2 Authority of the Committee.

                  (a) In accordance with and subject to the provisions of the Plan, the Committee will have the authority to determine all provisions of Incentive Awards as the Committee may deem necessary or desirable and as consistent with the terms of the Plan, including, without limitation, the following: (i) the Eligible Recipients to be selected as Participants; (ii) the nature and extent of the Incentive Awards to be made to each Participant (including the number of shares of Common Stock to be subject to each Incentive Award, any exercise price, the manner in which Incentive Awards will vest or become exercisable and whether Incentive Awards will be granted in tandem with other Incentive Awards) and the form of written agreement, if any, evidencing such Incentive Award; (iii) the time or times when Incentive Awards will be granted; (iv) the duration of each Incentive Award; and (v) the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject. In addition, the Committee will have the authority under the Plan in its sole discretion to pay the economic value of any Incentive Award in the form of cash, Common Stock or any combination of both.

                  (b) The Committee will have the authority under the Plan to amend or modify the terms of any outstanding Incentive Award in any manner, including, without limitation, the authority to modify the number of shares or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award, accept the surrender of any outstanding Incentive Award or, to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards; provided, however that the amended or modified terms are permitted by the Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification. No amendment or modification to an Incentive Award, however, whether pursuant to this Section 3.2 or any other provisions of the Plan, will be deemed to be a regrant of such Incentive Award for purposes of this Plan.

                  (c) In the event of (i) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin-off) or any other change in corporate structure or shares, (ii) any purchase, acquisition, sale or disposition of a significant amount of assets or a significant business, (iii) any change in accounting principles or practices, or (iv) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive Award, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected Participant, amend or modify the vesting criteria of any outstanding Incentive Award that is based in whole or in part on the financial performance of the Company (or any Subsidiary or division thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Plan as then in effect.

4.       Shares Available for Issuance.

         4.1 Maximum Number of Shares Available. Subject to adjustment as provided in Section 4.3 of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be 3,250,000 shares of Common Stock in addition to any shares of Common Stock which, as of the date the Plan is approved by the shareholders of the Company, are reserved for issuance under either the Company's 1988 Stock Option Plan or 1989 Omnibus Stock Option Plan and which are not thereafter issued. Notwithstanding any other provisions of the Plan to the contrary, no Participant in the Plan may be granted any Options with a value based solely on an increase in the value of the Common Stock after the date of grant, relating to more than 50,000 shares of Common Stock in the aggregate in any fiscal year of the Company (subject to adjustment as provided in the Section 4.3 of the Plan); provided, however, that a Participant who is first appointed or elected as an officer, hired as an employee or retained as a consultant by the Company or who receives a promotion that results in an increase in responsibilities or duties may be granted, during the fiscal year of such appointment, election, hiring, retention or promotion, Options relating to up to 100,000 shares of Common Stock (subject to adjustment as provided in Section 4.3 of the Plan).

         4.2 Accounting for Incentive Awards. Shares of Common Stock that are issued under the Plan or that are subject to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. Any shares of Common Stock that are subject to an Incentive Award that lapses, expires, is forfeited or for any reason is terminated unexercised or unvested and any shares of Common Stock that are subject to an Incentive Award that is settled or paid in cash or any form other than shares of Common Stock will automatically again become available for issuance under the Plan. Any shares of Common Stock that constitute the forfeited portion of a Restricted Stock Award, however, will not become available for further issuance under the Plan.

         4.3 Adjustments to Shares and Incentive Awards. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities available for issuance under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, the number, kind and, where applicable, exercise price of securities subject to outstanding Incentive Awards.

5.       Participation.

         Participants in the Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of economic objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Incentive Awards, singly or in combination or in tandem with other Incentive Awards, as may be determined by the Committee in its sole discretion. Incentive Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the date of any related agreement with the Participant.

6.       Options.

         6.1 Grant. An Eligible Recipient may be granted one or more Options under the Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option.

         6.2 Exercise Price. The per share price to be paid by a Participant upon exercise of an Option will be determined by the Committee in its discretion at the time of the Option grant, provided that (a) such price will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant with respect to an Incentive Stock Option (110% of the Fair Market Value if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company), and (b) such price will not be less than 85% of the Fair Market Value of one share of Common Stock on the date of grant with respect to a Non-Statutory Stock Option (100% of the Fair Market Value if, at the time the Non-Statutory Stock Option is granted, the Participant is subject to Section 16 of the Exchange Act).

         6.3 Exercisability and Duration. An Option will become exercisable at such times and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Option may be exercisable after 10 years from its date of grant.

         6.4 Payment of Exercise Price. The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by tender of a Broker Exercise Notice, Previously Acquired Shares or by a combination of such methods.

         6.5 Manner of Exercise. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company (Attention: Secretary) at its principal executive office in St. Paul, Minnesota and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.4 of the Plan.

7.       Restricted Stock Awards.

         7.1 Grant. An Eligible Recipient may be granted one or more Restricted Stock Awards under the Plan, and such Restricted Stock Awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Restricted Stock Awards as it deems appropriate, including, without limitation, that the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period or that the Participant or the Company (or any Subsidiary or division thereof) satisfy certain performance goals or criteria.

         7.2 Rights as a Shareholder; Transferability. Except as provided in Sections 7.1, 7.3 and 12.3 of the Plan, a Participant will have all voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Participant as a Restricted Stock Award under this Section 7 upon the Participant becoming the holder of record of such shares as if such Participant were a holder of record of shares of unrestricted Common Stock.

         7.3 Dividends and Distributions. Unless the Committee determines otherwise in its sole discretion (either in the agreement evidencing the Restricted Stock Award at the time of grant or at any time after the grant of the Restricted Stock Award), any dividends or distributions (including regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate. In the event the Committee determines not to pay such dividends or distributions currently, the Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions. In addition, the Committee in its sole discretion may require such dividends and distributions to be reinvested (and in such case the Participants consent to such reinvestment) in shares of Common Stock that will be subject to the same restrictions as the shares to which such dividends or distributions relate.

         7.4 Enforcement of Restrictions. To enforce the restrictions referred to in this Section 7, the Committee may place a legend on the stock certificates referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book-entry stock account with the Company's transfer agent.

8.       Performance Units.

         An Eligible Recipient may be granted one or more Performance Units under the Plan, and such Performance Units will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Performance Units as it deems appropriate, including, without limitation, that the Participant remain in the continuous employ or service of the Company or any Subsidiary for a certain period or that the Participant or the Company (or any Subsidiary or division thereof) satisfy certain performance goals or criteria. The Committee will have the sole discretion either to determine the form in which payment of the economic value of vested Performance Units will be made to the Participant (i.e., cash, Common Stock or any combination thereof) or to consent to or disapprove the election by the Participant of the form of such payment.

9.       Effect of Termination of Employment or Other Service.

         9.1 Termination Due to Death, Disability or Retirement. In the event a Participant's employment or other service with the Company and all Subsidiaries is terminated by reason of death, Disability or Retirement:

                  (a) All outstanding Options then held by the Participant will become immediately exercisable in full and will remain exercisable for a period of one year (three months in the case of Retirement) after such termination (but in no event after the expiration date of any such Option);

                  (b) All Restricted Stock Awards then held by the Participant will become fully vested; and

                  (c) All Performance Units then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Units.

         9.2 Termination for Reasons Other than Death, Disability or Retirement.

                  (a) In the event a Participant's employment or other service is terminated with the Company and all Subsidiaries for any reason other than death, Disability or Retirement, or a Participant is in the employ or service of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Participant continues in the employ or service of the Company or another Subsidiary), all rights of the Participant under the Plan and any agreements evidencing an Incentive Award will immediately terminate without notice of any kind, and no Options then held by the Participant will thereafter be exercisable, all Restricted Stock Awards then held by the Participant that have not vested will be terminated and forfeited, and all Performance Units then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Units; provided, however, that if such termination is due to any reason other than termination by the Company or any Subsidiary for "cause," all outstanding Options then held by such Participant will remain exercisable to the extent exercisable as of such termination for a period of three months after such termination (but in no event after the expiration date of any such Option).

                  (b) For purposes of this Section 9.2, "cause" (as determined by the Committee) will be as defined in any employment or other agreement or policy applicable to the Participant or, if no such agreement or policy exists, will mean (i) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary, (ii) any unlawful or criminal activity of a serious nature, (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant's overall duties, or (iv) any material breach of any employment, service, confidentiality or noncompete agreement entered into with the Company or any Subsidiary.

         9.3 Modification of Rights Upon Termination. Notwithstanding the other provisions of this Section 9, upon a Participant's termination of employment or other service with the Company and all Subsidiaries, the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), cause Options (or any part thereof) then held by such Participant to become or continue to become exercisable and/or remain exercisable following such termination of employment or service and Restricted Stock Awards and Performance Units then held by such Participant to vest and/or continue to vest or become free of transfer restrictions, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that no Option may remain exercisable beyond its expiration date.

         9.4 Breach of Confidentiality or Noncompete Agreements. Notwithstanding anything in the Plan to the contrary, in the event that a Participant materially breaches the terms of any confidentiality or noncompete agreement entered into with the Company or any Subsidiary, whether such breach occurs before or after termination of such Participant's employment or other service with the Company or any Subsidiary, the Committee in its sole discretion may immediately terminate all rights of the Participant under the Plan and any agreements evidencing an Incentive Award then held by the Participant without notice of any kind.

         9.5 Date of Termination of Employment or Other Service. Unless the Committee otherwise determines in its sole discretion, a Participant's employment or other service will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Subsidiary for which the Participant provides employment or other service, as determined by the Committee in its sole discretion based upon such records.

10.      Payment of Withholding Taxes.

         10.1 General Rules. The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state and local withholding and employment-related tax requirements attributable to an Incentive Award, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive Award.

         10.2 Special Rules. The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation described in Section 10.1 of the Plan by electing to tender Previously Acquired Shares or a Broker Exercise Notice, or by a combination of such methods.

11.      Change in Control.

         11.1 Change in Control. For purposes of this Section 11.1, a "Change in Control" of the Company will mean the following:

                  (a) the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company,

                  (b) the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

                  (c) a merger or consolidation to which the Company is a party if the shareholders of the Company immediately prior to effective date of such merger or consolidation have "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing (i) more than 50%, but not more than 80%, of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the Incumbent Directors (as defined in Section 11.2 below), or (ii) 50% or less of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Incumbent Directors);

                  (d) any person becomes after the effective date of the Plan the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
         Act), directly or indirectly, of (A) 20% or more, but not 50% or more, of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the Incumbent Directors, or (B) 50% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Incumbent Directors);

                  (e) the Incumbent Directors cease for any reason to constitute at least a majority of the Board; or

                  (f) a change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirements.

         11.2 Incumbent Directors. For purposes of this Section 11, "Incumbent Directors" of the Company will mean any individuals who are members of the Board on the effective date of the Plan and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors comprising the Board on the effective date of the Plan (either by specific vote or by approval of the Company's proxy statement in which such individual is named as a nominee for director without objection to such nomination).

         11.3 Acceleration of Vesting. Without limiting the authority of the Committee under Section 3.2 of the Plan, if a Change in Control of the Company occurs, then, if approved by the Committee in its sole discretion either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award, (a) all Options will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the Participants to whom such Options have been granted remain in the employ or service of the Company or any Subsidiary; (b) all outstanding Restricted Stock Awards will become immediately fully vested; and (c) all Performance Units then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Units.

         11.4 Cash Payment for Options. If a Change in Control of the Company occurs, then the Committee, if approved by the Committee in its sole discretion either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award, and without the consent of any Participant effected thereby, may determine that some or all Participants holding outstanding Options will receive, with respect to some or all of the shares of Common Stock subject to such Options, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such Options.

         11.5 Limitation on Change in Control Payments. Notwithstanding anything in Section 11.3 or 11.4 of the Plan to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Incentive Award as provided in Section 11.3 or the payment of cash in exchange for all or part of an Incentive Award as provided in Section 11.4 (which acceleration or payment could be deemed a "payment" within the meaning of Section 280G(b)(2) of the Code), together with any other payments which such Participant has the right to receive from the Company or any corporation that is a member of an "affiliated group" (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a "parachute payment" (as defined in Section 280G(b)(2) of the Code), then the payments to such Participant pursuant to Section 11.3 or 11.4 will be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that if such Participant is subject to a separate agreement with the Company or a Subsidiary which specifically provides that payments attributable to one or more forms of employee stock incentives or to payments made in lieu of employee stock incentives will not reduce any other payments under such agreement, even if it would constitute an excess parachute payment, then the limitations of this
Section 11.5 will, to that extent, not apply.

12.      Rights of Eligible Recipients and Participants; Transferability.

         12.1 Employment or Service. Nothing in the Plan will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employ or service of the Company or any Subsidiary.

         12.2 Rights as a Shareholder. As a holder of Incentive Awards (other than Restricted Stock Awards), a Participant will have no rights as a shareholder unless and until such Incentive Awards are exercised for, or paid in the form of, shares of Common Stock and the Participant becomes the holder of record of such shares. Except as otherwise provided in the Plan, no adjustment will be made for dividends or distributions with respect to such Incentive Awards as to which there is a record date preceding the date the Participant becomes the holder of record of such shares, except as the Committee may determine in its discretion.

         12.3 Restrictions on Transfer. Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by the Plan, no right or interest of any Participant in an Incentive Award prior to the exercise or vesting of such Incentive Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise. A Participant will, however, be entitled to designate a beneficiary to receive an Incentive Award upon such Participant's death, and in the event of a Participant's death, payment of any amounts due under the Plan will be made to, and exercise of any Options (to the extent permitted pursuant to Section 9 of the Plan) may be made by, the Participant's legal representatives, heirs and legatees.

         12.4 Non-Exclusivity of the Plan. Nothing contained in the Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

13.      Securities Law and Other Restrictions.

         Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable state securities laws or an exemption from such registration under the Securities Act and applicable state securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

14.      Plan Amendment, Modification and Termination.

         The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Incentive Awards under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no amendments to the Plan will be effective without approval of the stockholders of the Company if stockholder approval of the amendment is then required pursuant to Rule 16b-3 under the Exchange Act, Section 422 of the Code or the rules of the National Association of Securities Dealers, Inc. No termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 4.3 and 11 of the Plan.

15.      Effective Date and Duration of the Plan.

         The Plan is effective as of October 6, 1993, the date it was adopted by the Board. The Plan will terminate at midnight on October 6, 2003, and may be terminated prior to such time to by Board action, and no Incentive Award will be granted after such termination. Incentive Awards outstanding upon termination of the Plan may continue to be exercised, or become free of restrictions, in accordance with their terms.

16.      Miscellaneous.

         16.1 Governing Law. The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Minnesota.

         16.2 Successors and Assigns. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.



                                   Appendix B

                               ANGEION CORPORATION
                         1994 NON-EMPLOYEE DIRECTOR PLAN

1.       Purpose of Plan.

         The purpose of the Angeion Corporation 1994 Non-Employee Director Plan (the "Plan") is to advance the interests of Angeion Corporation (the "Company") and its shareholders by enabling the Company to attract and retain the services of experienced and knowledgeable non-employee directors and to increase the proprietary interests of such non-employee directors in the Company's long-term success and progress and their identification with the interests of the Company's shareholders.

2.       Definitions.

         The following terms will have the meanings set forth below, unless the context clearly otherwise requires:

         2.1 "Adjustment Ratio" means a fraction, (i) the numerator of which is the number of days between the date of grant of the Pro-Rata Option and Pro-Rata Stock Award and the beginning of the fiscal year of the Company that first follows such date of grant, and (ii) the denominator of which is 365.

         2.2 "Board" means the Board of Directors of the Company.

         2.3 "Code" means the Internal Revenue Code of 1986, as amended.

         2.4 "Committee" means the group of individuals administering the Plan, as provided in Section 3 of the Plan.

         2.5 "Common Stock" means the common stock of the Company, par value $0.01 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.3 of the Plan.

         2.6 "Disability" means the disability of an Eligible Director such as would entitle the Eligible Director to receive disability income benefits pursuant to the long-term disability plan of the Company then covering the Eligible Director or, if no such plan exists or is applicable to the Eligible Director, the permanent and total disability of the Eligible Director within the meaning of Section 22(e)(3) of the Code.

         2.7 "Eligible Directors" means all directors of the Company who are not employees of the Company or any subsidiary of the Company.

         2.8 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         2.9 "Fair Market Value" means, with respect to the Common Stock, as of any date (or, if no shares were traded on such date, as of the next preceding date on which there was such a trade), the average of the reported high and low sales prices of the Common Stock as reported by the Nasdaq National Market.

         2.10 "Full Option" means a right to purchase 2,500 shares of Common Stock (subject to adjustment as provided in Section 4.3 of the Plan) that is granted to an Eligible Director pursuant to Section 5 of the Plan, which option will not qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

         2.11 "Full Stock Award" means shares of Common Stock granted to an Eligible Director pursuant to Section 5 of the Plan in an amount (rounded to the nearest whole share) equal to $16,000 divided by the Fair Market Value of one share of Common Stock on the date of grant.

         2.12 "Incentive Awards" means Options and Stock Awards.

         2.13 "Options" means Full Options and Pro-Rata Options.

         2.14 "Pro-Rata Option" means a right to purchase the number of shares of Common Stock (rounded to the nearest whole share) determined by multiplying the number of shares subject to a Full Option by the Adjustment Ratio, which option will not qualify as an "incentive stock option" within the meaning of
Section 422 of the Code.

         2.15 "Pro-Rata Stock Award" means shares of Common Stock granted to an Eligible Director in an amount (rounded to the nearest whole share) equal to the number of shares subject to a Full Stock Award multiplied by the Adjustment Ratio.

         2.16 "Retirement" means termination of employment or service pursuant to and in accordance with the regular (or, if approved by the Board for purposes of the Plan, early) retirement/pension plan or practice of the Company or any subsidiary of the Company then covering the Participant.

         2.17 "Securities Act" means the Securities Act of 1933, as amended.

         2.18 "Stock Awards" means Full Stock Awards and Pro-Rata Stock Awards.

3.       Plan Administration.

         The Plan will be administered by a committee (the "Committee") consisting solely of two or more members of the Board. All questions of interpretation of the Plan will be determined by the Committee, each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Incentive Award granted under the Plan. The Committee, however, will have no power to determine the eligibility for participation in the Plan, the number of shares of Common Stock to be subject to Incentive Awards, or the timing, pricing or other terms and conditions of Incentive Awards.

4.       Shares Available for Issuance.

         4.1 Maximum Number of Shares Available. Subject to adjustment as provided in Section 4.3 of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be 200,000 shares. The shares available for issuance under the Plan shall be authorized but unissued shares.

         4.2 Accounting for Incentive Awards. Shares of Common Stock that are issued under the Plan or that are subject to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. Any shares of Common Stock that are subject to an Option that lapses, expires, or for any reason is terminated unexercised will automatically again become available for issuance under the Plan.

         4.3 Adjustments to Shares and Incentive Awards. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities available for issuance under the Plan and, in order to prevent dilution or enlargement of the rights of Eligible Directors, the number, kind and, where applicable, exercise price of securities subject to outstanding Incentive Awards.

5.       Incentive Awards.

         5.1 Grant. Each Eligible Director who is elected or re-elected at an annual meeting of shareholders of the Company, and each Eligible Director, if any, whose class is not up for re-election at such annual meeting of shareholders and who therefore continues to serve as an Eligible Director following such annual meeting of shareholders, will be granted, effective as of the date of each such annual meeting of shareholders of the Company, a Full Option and a Full Stock Award. In the event that Eligible Directors are elected or appointed to the Board of Directors to fill new directorships or to fill vacancies during the period following an annual meeting of shareholders but prior to the beginning of the next succeeding fiscal year, such Eligible Directors will be granted, effective as of the date of such election or appointment, a Pro-Rata Option and a Pro-Rata Stock Award.

         5.2 Exercise Price of Options. The per share price to be paid by an Eligible Director upon exercise of an Option will be 100% of the Fair Market Value of one share of Common Stock on the date of grant. The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order).

         5.3 Exercisability and Duration of Options. Each Option will become exercisable in full six months following its date of grant and will expire and will no longer be exercisable 10 years from its date of grant.

         5.4 Manner of Exercise of Options. An Option may be exercised by an Eligible Director in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company at its principal executive office in Plymouth, Minnesota and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 5.2 of the Plan.

6.       Effect of Termination of Service as Director.

         6.1 Termination Due to Death, Disability or Retirement. In the event an Eligible Director's service as a director of the Company is terminated by reason of death, Disability or Retirement, all outstanding Options then held by the Eligible Director will become immediately exercisable in full and will remain exercisable for a period of one year after such death, Disability or Retirement (but in no event after the expiration date of any such Options).

         6.2 Termination for Reasons Other than Death, Disability or Retirement. In the event an Eligible Director's service as a director of the Company is terminated for any reason other than death, Disability or Retirement, all outstanding Options then held by the Eligible Director will remain exercisable to the extent exercisable as of such termination for a period of three months after such termination (but in no event after the expiration date of any such Options).

         6.3 Date of Termination. An Eligible Director's service as a director of the Company will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company, as determined by the Committee based upon such records.

7.       Rights of Eligible Directors; Transferability of Interests.

         7.1 Service as a Director. Nothing in the Plan will interfere with or limit in any way the right of the Company to terminate any Eligible Director at any time, and neither the Plan, nor the granting of an Incentive Award nor any other action taken pursuant to the Plan, will constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain an Eligible Director for any period of time or at any particular rate of compensation.

         7.2 Rights as a Shareholder. An Eligible Director will have no rights as a shareholder unless and until a Stock Award is issued or an Option is exercised and the Eligible Director becomes the holder of record of such shares. Except as otherwise provided in the Plan, no adjustment will be made for dividends or distributions with respect to Incentive Awards as to which there is a record date preceding the date the Eligible Director becomes the holder of record of such shares.

         7.3 Restrictions on Transfer of Interests. Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by the Plan, no right or interest of any Eligible Director in an Option prior to the exercise of such Option will be assignable or transferable, or subjected to any lien, during the lifetime of the Eligible Director, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise. An Eligible Director will, however, be entitled to designate a beneficiary to receive an Option upon such Eligible Director's death, and in the event of an Eligible Director's death, payment of any amounts due under the Plan will be made to, and exercise of any Options (to the extent permitted pursuant to Section 6 of the Plan) may be made by, the Eligible Director's legal representatives, heirs and legatees.

         7.4 Non-Exclusivity of the Plan. Nothing contained in the Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

8.       Securities Law and Other Restrictions.

         Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and an Eligible Director may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued in connection with an Incentive Award granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable state securities laws or an exemption from such registration under the Securities Act and applicable state securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

9.       Plan Amendment, Modification and Termination

         The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Incentive Awards granted under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that (a) no amendments to the Plan will be effective without approval of the shareholders of the Company if shareholder approval of the amendment is then required pursuant to Rule 16b-3 under the Exchange Act or the rules of the National Association of Securities Dealers, Inc., and (b) to the extent prohibited by Rule 16b-3 of the Exchange Act, the Plan may not be amended more than once every six months. No termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive Award without the consent of the affected Eligible Director; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Section 4.3 of the Plan.

10.      Effective Date and Duration of the Plan

         The Plan, as amended, is effective as of September 30, 1996, the date it was adopted by the Board. To the extent, however, that any Eligible Director has been elected or appointed to the Board of Directors to fill new directorships or to fill vacancies during the period following the 1995 Annual Meeting of Shareholders but prior to August 1, 1996, such Eligible Director will be entitled to receive, as of the effective date of this Plan, as amended, such Pro-Rata Option and Pro-Rata Stock Award as the Eligible Director would have been entitled to receive had this Plan, as amended, been in effect as of the date of such election or appointment. The Plan will terminate at midnight on October 7, 1999, but may be terminated prior thereto by Board action. No Incentive Awards may be granted after such termination, but Options outstanding upon termination of the Plan may continue to be exercised in accordance with their terms.

11.      Miscellaneous

         11.1 Governing Law. The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Minnesota, notwithstanding any conflicts of law principles.

         11.2 Successors and Assigns. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Eligible Directors.


                                                                      APPENDIX C


                               ANGEION CORPORATION

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints WHITNEY A. McFARLIN and DAVID L. CHRISTOFFERSON, and each of them, as Proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock or Preferred Stock of Angeion Corporation held of record by the undersigned on October 14, 1996, at the Annual Meeting of Shareholders to be held on December 11, 1996, or any adjournment, thereof.

1. ELECTION OF DIRECTORS.

[ ] FOR all nominees listed below
    (except as marked to the contrary below)

[ ] AGAINST all nominees listed below

(INSTRUCTION: TO VOTE AGAINST ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME.)

  WHITNEY A. MCFARLIN, PH.D.                       JOSEPH C. KISER, M.D.
  ARNOLD A. ANGELONI                               DONALD D. MAURER
  DENNIS E. EVANS                                  DENNIS L. SELLKE
  LYLE D. JOYCE, M.D.                              GLEN TAYLOR


2. PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 35,000,000 TO 50,000,000.

                    [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

3. PROPOSAL TO AMEND THE 1993 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE BY 1,500,000.

                    [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

4. PROPOSAL TO AMEND THE 1994 NON-EMPLOYEE DIRECTOR PLAN AND TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE BY 100,000.

                    [ ] FOR    [ ] AGAINST    [ ] ABSTAIN


                            (continued on other side)


                           (continued from other side)

5. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING JULY 31, 1997.

                    [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 2, 3, 4 AND 5 AND FOR ALL NOMINEES NAMED IN PROPOSAL 1 ABOVE. Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Dated: _______________, 1996

                                            ____________________________________
                                            Signature


                                            ____________________________________
                                            Signature if held jointly


               PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE.